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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported): February 27, 2006

                  Residential Asset Securitization Trust 2006-A1
                  ----------------------------------------------
                       (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-127556-21

                                IndyMac MBS, Inc.
                                -----------------
           (Exact name of the depositor as specified in its charter)
               Commission File Number of the depositor: 333-127556

                              IndyMac Bank, F.S.B.
                              --------------------
             (Exact name of the sponsor as specified in its charter)

              Delaware                                       95-4791925
-------------------------------------             -----------------------------
    (State or Other Jurisdiction                         (I.R.S. Employer
 of Incorporation of the depositor)                     Identification No.)

          155 North Lake Avenue
           Pasadena, California                                91101
   --------------------------------------              ---------------------
          (Address of Principal                              (Zip Code)
            Executive Offices)



The depositor's telephone number, including area code: (800) 669-2300
                                                       --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9. Financial Statements and Exhibits.
           ---------------------------------
      Item 9.01.

      (a) Financial statements of business acquired.
          -----------------------------------------

          Not applicable

      (b) Pro forma financial information.
          -------------------------------

          Not applicable.

      (c) Exhibits:
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      5.1  Legality Opinion of Sidley Austin LLP

      8.1  Tax Opinion of Sidley Austin LLP (included in Exhibit 5.1)

      23.1   Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1)

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          INDYMAC MBS, INC.



                                          By:  /s/ Victor H. Woodworth
                                               ------------------------
                                               Victor H. Woodworth
                                               Vice President



Dated: February 27, 2006

                                  Exhibit Index

Exhibit                                                                     Page

5.1   Legality Opinion of Sidley Austin LLP

8.1   Tax Opinion of Sidley Austin LLP (included in Exhibit 5.1)               5

23.1  Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1)          5